UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of Report (Date of Earliest Event Reported):     March 1,  2011;
                                                         -------------------
                                                         February 24, 2011
                                                         -----------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)


Nevada                                  333-125068                    26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
 of incorporation)                                           Identification No.)


                  3601 Southern Dr., Gillette, Wyoming  82718
                  -------------------------------------------
          (Address of Principal Executive Offices)          (Zip Code)


       Registrant's telephone number, including area code: (307) 686-5030


                          Northern Explorations, Ltd.
                          ---------------------------
         (Former name and former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 3.02  UNREGISTERED SALE OF EQUITY SECURITIES

On February 24, 2011, High Plains Gas, Inc. (the "Company") entered into an agreement with Fletcher International, Ltd. ("Fletcher") to purchase warrants to purchase shares of the Company's common stock (the "Warrants"). The purchase price paid by Fletcher for the Warrants was $1,000,000.

The Warrant Certificate issued for the Warrants permits the purchase by Fletcher of up to $5,000,000 in common shares of the Company until February 24, 2018.
The exercise price for common shares purchased in the Warrants is the lesser of
(i) $1.25 and (ii) the average of the volume weighted average market price for all of the business days in the calendar month immediately preceding the date of the first notice of exercise of the Warrants, but in no event can the exercise price be less than $0.50. The exercise price and shares issuable pursuant to the Warrants are subject to certain adjustments as set forth in the Warrant.
The Warrants have a cashless exercise provision.

The Company agreed to utilize its commercially reasonable efforts to register with the US Securities and Exchange Commission the common stock issuable upon exercise of the Warrants.

The transaction closed on February 24, 2011.

The precise terms of the Agreement and the Warrants are as set forth in the exhibits attached to this report on Form 8-K.

There is no relationship between the Company or any director or officer of the Company, or any associate of any such Director or officer, and any person representing Fletcher.

ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS
High Plains Gas, Inc. includes by reference the following exhibits:

     10.1 Agreement between Fletcher International, Ltd. and High Plains Gas, Inc. dated as of February 24, 2011.

     10.2 Warrant Certificate for Warrants to Purchase Shares of Common
          Stock of High Plains Gas, Inc. issued to Fletcher International, Ltd. on February 24, 2011.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             HIGH PLAINS GAS, INC.
                            ------------------------

Date:  February  28,  2011    By:        \s\ Mark  D.  Hettinger
                                         -----------------------
                              Name:      Mark  D.  Hettinger
                              Title:     CEO  and  Director
                              Principal  Executive  Officer


Date:  February  28,  2011    By:        \s\ Joe  Hettinger
                                         ------------------
                              Name:      Joe  Hettinger
                              Title:     CFO  and  Director
                              Principal  Financial  Officer